THIRD AMENDMENT TO
                    RESTATED LOAN AND SECURITY AGREEMENT
                    ------------------------------------

     THIS AMENDMENT is entered into as of December 31, 1997, between ASSOCIATES MORTGAGE FUNDING CORPORATION, a Delaware corporation
("Associates"), RYLAND MORTGAGE COMPANY, an Ohio corporation ("Ryland"), BANK ONE, TEXAS, N.A., as Agent ("Agent"), and the Lenders executing this amendment.

     Associates and Ryland (the "Companies"), Agent, and certain lenders are party to the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of June 16, 1995. This amendment is for the purpose of, among other things, reducing the Receivables/Working Capital Sublimit, requiring a mandatory prepayment of Principal Debt (or cash collateralization of LCs) supported by Servicing Rights or Eligible-Servicing Portfolios upon the sale or other disposition of same, and deleting the covenant for minimum Servicing Portfolio and minimum Eligible-Servicing Portfolio. Accordingly, for adequate and sufficient consideration, the parties to this amendment agree as follows:

    1.   TERMS AND REFERENCES.  Unless otherwise stated in this amendment
         --------------------
(a)terms defined in the Loan Agreement have the same meanings when used in this amendment and (b) references to "Sections," "Schedules," and "Exhibits" are to the Loan Agreement's sections, schedules, and exhibits.

    2.   AMENDMENTS.  The Loan Agreement is amended as follows:
         ----------
   (a)  Section 1.1 is amended to entirely amend the following terms:

  Receivables/Working-Capital Sublimit means $30,000,000.

  Servicing Subsidiary means any wholly owned Subsidiary of Ryland that owns servicing rights in respect of mortgage loans.

(b) Section 3.4 is amended by adding the following clause (g) to the end of it:

  (g)  Sale of Servicing.  Without limiting the provisions of
       -----------------
clause (e) above, Ryland shall:

 (i) Make a mandatory prepayment of the Principal Debt of Receivables Borrowings supported by any Borrowing Base for Receivables related to any Servicing Rights sold or otherwise disposed of by Ryland, which prepayment is due before or concurrent with that sale or disposition; and

  (ii) Make a mandatory prepayment of the Principal Debt of (or, as the case may be, cash collateralize, to the satisfaction of Agent, the LC Exposure related to) Working-Capital Credits supported by any Borrowing Base for Working Capital related to any Eligible-Servicing Portfolio sold or disposed of by Ryland, which prepayment or cash collateralization is due before or concurrent with that sale or disposition.

  (c)  Section 8.6(a) is amended by deleting the words "subject to
Section 9.5, part of".

  (d)  Section 9.5 is entirely deleted.

  (e) Schedule 1.1(a) and Exhibit C-6 are respectively amended in the forms of (and each reference in the Loan Papers to that schedule and that exhibit is now to) the attached Second Amended Schedule 1.1(a) and Second Amended Exhibit C-6, respectively.

3.   CONDITIONS PRECEDENT.  Notwithstanding any contrary provision, the
      --------------------
foregoing provisions in this amendment are not effective unless (a) the representations and warranties in this amendment are true and correct and (b) Agent receives counterparts of this amendment executed by the Companies and all Lenders.

  4.  REPRESENTATIONS AND WARRANTIES.  To induce Agent and Lenders to enter
      ------------------------------
into this amendment, the Companies jointly and severally represent and warrant to Agent and Lenders that, as of the date of this amendment and on the date of its execution (a) each Company has all requisite authority and power to execute, deliver, perform its obligations under this amendment, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate its corporate charter or bylaw or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (b) upon execution and delivery by all parties to it, this amendment will constitute each Company's legal and binding obligation, enforceable against it in accordance with this document's terms except as that enforceability may be limited by Debtor Laws and general principles of equity, (c) all other representations and warranties in the Loan Papers are true and correct in all material respects except to the extent that
(i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Papers, and (d) no Material-Adverse Event, Default, or Potential Default exists.

  5.  RATIFICATION.  To induce Agent and Lenders to enter into this amendment,
      ------------
 the Companies ratify and confirm (a) all provisions of the Loan Papers as amended by this amendment and (b) that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent or Lenders under the Loan Papers (as they may have been revised, extended, and amended) continue to guarantee, assure, and secure the full payment and performance of the Obligation (including, without limitation, all amounts evidenced now or in the future by any note delivered under this amendment).

  6.  EXPENSES.  The Companies shall jointly and severally pay all costs,
      --------
fees, and expenses paid or incurred only by Agent incident to this amendment, including, without limitation, the reasonable fees and expenses of only Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this amendment and any related documents.

  7.  MISCELLANEOUS.  All references in the Loan Papers to the "Loan
      -------------
Agreement" are to the Loan Agreement, as amended by this amendment. This amendment is a "Loan Paper" referred to in the Loan Agreement, and the provisions relating to Loan Papers in the Loan Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Loan Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment and the other loan papers represent the final agreement between the parties and may not be contradicted by evidence of prior, contempraneous, or subsequent oral agreements by the parties. There are no unwritten oral agreements between the parties. This amendment binds and inures to the Companies, Agent, Lenders, and their respective successors and permitted assigns.

  EXECUTED as of the day and year first stated in this Third Amendment to Restated Loan and Security Agreement.

ASSOCIATES MORTGAGE FUNDING
CORPORATION                                  RYLAND MORTGAGE COMPANY


By	  BRUCE N. HAASE                          By  BRUCE N. HAASE
   ----------------------                       --------------------
Bruce N. Haase, Treasurer                   Bruce N. Haase, Treasurer


BANK ONE, TEXAS, N.A., a                    NATIONSBANK OF TEXAS, N.A.,a
Lender and Agent                            Lender

     PAUL J. LAZUSKY                            GARRETT DOLT
By  --------------------                    By  ---------------------
Paul J. Lazusky, Vice President             Garrett Dolt, Assistance
                                            Assistant Vice President


TEXAS COMMERCE BANK NATIONAL                BANK OF AMERICA NATIONAL TRUST
ASSOCIATION, a Lender                       AND SAVINGS ASSOCATION, a
                                            Lender


By	   PAMELA E. SKINNER                       By  DONALD EPPLEY
   ----------------------                       ----------------------
Pamela E. Skinner, Vice                      Donald Eppley, Vice
President                                    President


NBD BANK, a Lender                           PNC BANK, KENTUCKY, INC., a
                                             Lender

By  ANN H. CHUDACOFF                         By   DAVID AKENS
  -----------------------                        ----------------------
Ann H. Chudacoff, Vice                       David Akens, Vice President
President


THE FIRST NATIONAL BANK OF                   GUARANTY FEDERAL BANK, F.S.B.,
MARYLAND, a Lender                           a Lender


By    SUSAN BENNINGHOFF                      By   JAMES B. CLAPP
   ----------------------                       -----------------------
Susan Benninghoff, Vice                      James B. Clapp, Assistant Vice
President                                    President


FIRST BANK NATIONAL                          FIRST UNION NATIONAL BANK OF
ASSOCIATION, a Lender                        NORTH CAROLINA, a Lender


By   JOHN CRENSHAW                           By    SINCLAIR GILLESPIE
   ------------------------                       ------------------------
John Crenshaw, Vice President                Sinclair Gillespie, Vice
                                             President


SUNTRUST BANK, ATLANTA, a Lender


By    JARRETTE A. WHITE
     ----------------------------------
Jarrette A. White, Vice President


SECOND AMENDED SCHEDULE 1.1(a)
------------------------------
LENDERS AND COMMITMENTS
-----------------------
Name of Lender                    Warehouse        Receivable      Total
                                  Commitment       / Working
                                                    Capital
                                                   Commitment
Bank One, Texas, N.A.
Mortgage Finance Group
1717 Main Street
Dallas, TX 75201
Attn: Paul J. Lazusky, Vice
President
Fed Tax ID No. 75-2270994
Tel (214) 290-2780
Fax (214) 290-2054
                                 $39,900,000     $4,800,000     $44,700,000
NationsBank of Texas, N.A.
Financial Institutions Department
901 Main Street, 66th Floor
MC # TX1-492-66-01
Dallas, TX  75283-1000
Attn: Garrett Dolt, Assistant
 Vice President
Fed Tax ID No. 75-2238693
Tel (214) 508-2664
Fax (214) 508-0604
                                   39,000,000     4,500,000     $43,500,000
Texas Commerce Bank National
Association
717 Travis 7th Floor
07TCBSouth56
Houston, TX  77252-7056
Attn: Robert A. Salcetti, Senior
Vice President
Fed Tax ID No. 74-0800980
Tel (713) 546-7702
Fax (713) 216-2082
                                   39,000,000     4,500,000     $43,500,000
Bank of America NT & SA
Commercial Real Estate Services
Division
Mortgage Warehousing 5134
24022 Calle de la Plata, Suite 405
Laguna Hills, CA 92653
Attn:  Donald Eppley, Vice
President
Fed Tax ID No. 94-1687665
Tel (714) 951-4171
Fax (714) 951-4055
                                   28,200,000      3,225,000    $31,425,000
NBD Bank
One First National Plaza
Mail Suite 0155
Chicago, IL 60670-0085
Attn: Ann H. Chudacoff, Vice
President
Fed Tax ID No. 38-0864715
Tel (312) 732-1100
Fax (312) 732-6222
                                   21,700,000      2,250,000    $23,950,000
PNC Bank, Kentucky, Inc.
Warehouse Lending
500 West Jefferson
Suite 1200
Louisville, KY  40296
Attn: David Akens
Fed Tax ID No. 610191580
Tel (502) 581-2667
Fax (502) 581-3919                 18,600,000      2,175,000    $20,775,000

The First National Bank
of Maryland
25 South Charles Street
Mail Code 101-744
Corporate Banking Division,
18th Floor
Baltimore, MD  21201
Attn: Susan Benninghoff, Vice
President
Fed Tax ID No. 520312840
Tel (410) 244-4898
Fax (410) 244-4294
                                   17,300,000      2,025,000    $19,325,000
Guaranty Federal Bank, F.S.B.
8333 Douglas Ave., 10th Floor
Dallas, TX  75225
Attn: James B. Clapp, Assistant
Vice President
Fed Tax ID No. 74-2511478
Tel (214) 360-4898
Fax (214) 360-1660                 17,300,000      2,025,000    $19,325,000

First Bank National Association
Mortgage Banking Services
First Bank Place/MPFP0801
601 Second Ave. South
Minneapolis, MN  55402-4302
Attn: John Crenshaw, Vice
President
Fed Tax ID No. 41-0256895
Tel (612) 973-0572
Fax (612) 973-0826
                                   13,000,000      1,500,000     $14,500,000

First Union National Bank of
North Carolina
Capital Markets
One First Union Center, DC-6
301 South College Street
Charlotte, NC  28228-0600
Attn: Sinclair Gillespie, Vice
President
Fed Tax ID No. 56-0900030
Tel (704) 383-1418
Fax (704) 374-7102
                                   13,000,000      1,500,000      $14,500,000
SunTrust Bank, Atlanta
Mail Code 118, 26th Floor
25 Park Place, N.E.
Atlanta, GA 30303
Attn: Jarrette A. White, Vice
President
Fed Tax ID No. 580466330
Tel (404) 588-7794
Fax (404) 658-4905                 13,000,000      1,500,000      $14,500,000

Total                            $260,000,000    $30,000,000     $290,000,000


SECOND AMENDED EXHIBIT C-6
--------------------------
COMPLIANCE CERTIFICATE
--------------------------
AGENT:                 Bank One, Texas, N.A.  DATE:                    , 19
                                                   --------------------    ---
ASSOCIATES:            Associates Mortgage Funding Corporation

RYLAND:                Ryland Mortgage Company

SUBJECT PERIOD:                 ended                     . 19
               -----------------      ----------------------  --
  This certificate is delivered under the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of June 16, 1995, between Associates, Ryland, Agent, and certain lenders. Terms defined in the Loan Agreement have the same meanings when used (unless otherwise defined) in this certificate.

  Solely on behalf of the Company for which each undersigned officer has executed this certificate, that undersigned officer certifies to Agent and Lenders, that on the date of this certificate:

  1. That undersigned officer is the officer of that Company designated below.

  2. That Company's consolidated Financial Statements that are attached to this certificate were prepared in accordance with GAAP and present fairly that Company's consolidated financial position and results of operations as of -- and for the one, two, or three quarters of fiscal year, as the case may be, ending on --- the last day of the Subject Period.

  3. That undersigned officer supervised a review of that Company's activities during the Subject Period in respect of the following matters and has determined the following: (a) To that undersigned officer's best knowledge, except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Papers, that Company's representations and warranties in Section 6 of the Loan Agreement are true and correct in all material respects, other than for the changes, if any, described on the attached Schedule 1; (b) that Company has complied with all of its obligations under the Loan Papers, other than for the deviations, if any, described on the attached Schedule 1; (c) no Default or Potential Default exists or is imminent, other than those, if any, described on the attached Schedule 1; and (d) that Company's compliance with the financial covenants in Section 9 of the Loan Agreement is accurately calculated on the attached Schedule 1.
I -



(Name)                                       (Name)

      ---------------------                        ----------------------
(Title)                                      (Title)
      ---------------------                        ----------------------


SCHEDULE 1
----------
  A. Describe deviations from compliance with obligations, if any --- clause 3(b) of attached Compliance Certificate --- if none, so state:








  B. Describe Potential Defaults or Defaults, if any ---clause 3(c) of the attached Compliance Certificate --- if none, so state:









  C. Calculate compliance with covenants in Section 9 at end of Subject Period (on a consolidated basis) --- clause 3(d) of the attached Compliance
Certificate:

Covenant                                              At End of
--------                                            Subject Period
                                                    --------------

1.         Associates' Stockholders' Equity -
 9.1(a) (quarterly)

(a)        Actual                                          $

(b)         Minimum                                         $1,000,000

2.          Ryland's Adjusted-Net Worth ---
9.1(a) (quarterly)


(a)        Stockholder's equity                            $

(b)        Minimum                                         $30,000,000

3.          Ryland's Adjusted-Tangible-Net
Worth --- 9.1(c) (quarterly)

(a)         Subordinated long-term Debt               $
maturing no earlier than 30 days after the
Stated-Termination Date
(b)  Greater of either (i) 90% of                     $
Appraised Value of Eligible-Servicing
Portfolio or (ii) 1% of Eligible-Servicing
Portfolio, as applicable
c         Net-book-value of Servicing Rights         $

(d)       Goodwill, etc.                             $

(e)       Patents, etc.                              $

(f)       Other intangibles                          $

(g)  Actual -- Line 2(c) plus Lines 3(a)
and 3(b) minus Lines 3(c) through 3(f)                            $

(h)       Minimum                                                 $40,000,000

4.  Ryland's Leverage Ratio --- 9.2
(quarterly)

(a)      Total liabilities                           $

(b)       Repurchase obligations permitted to
 be excluded                                         $

c        Line 4(a) minus Line 4(b)                   $

(d)       Actual --- Ratio of Line 4(c) to
Line 3(g)  _____ to _____

(e)      Maximum  8.0 to 1.0
5.  Associates' Net Income --- 9.3
(annually)

(a)      Actual                                                    $

(b)      Minimum                                                   $1.00

6.        Ryland's Cash Flow -- 9.4 (rolling
4 quarters)

(a)       Net income (exclude reported non-
cash income) or loss                                 $

(b)     Amortization                                 $

c       Depreciation                                 $

(d)     Other noncash charges                        $

(e)      Actual --- Total of Lines 6(a)
through 6(d)                                                         $

(f)     Minimum                                                      $1.00